UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 20, 2018, the Board of Directors of Sterling Bancorp, Inc. (the “Company”), pursuant to its powers under its Amended and Restated Bylaws of the Company and on the recommendation of the Company’s Nominating Committee, appointed Ms. Rachel Tronstein Stewart to serve as a Class III director.  Ms. Tronstein Stewart will stand for reelection at the annual meeting of shareholders of the Company in 2020.

Ms. Tronstein Stewart is the president of Gardner-White, a furniture company with multiple locations in the Midwest.  Prior to joining Gardner-White Furniture in 2012, she previously worked in clean energy technologies, most recently at the U.S. Department of Energy. She helped to develop the department’s SunShot Initiative, a project to make solar energy cost-competitive with traditional sources of electricity by 2020.  Ms. Tronstein Stewart focused on the clean energy portfolio at former President Clinton’s Clinton Global Initiative.  Ms. Tronstein Stewart received a BA from the University of Michigan, and an MSc from the London School of Economics. Ms. Tronstein Stewart was recently appointed the Board Chair of New Detroit, a coalition of leaders working towards racial equity in Metropolitian Detroit.

There was no understanding or arrangement between Ms. Tronstein Stewart and any other person pursuant to which Ms. Tronstein Stewart was elected as a director.  Ms. Tronstein Stewart is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Ms. Tronstein Stewart will participate in the Company’s director compensation program for non-employee directors.

A copy of the Company’s news release dated February 26, 2018 announcing the appointment of Ms. Tronstein Stewart is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference.  The information in the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)                                             Exhibits

No.	Description
99.1	Company press release dated February 26, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

	By:	/s/ THOMAS LOPP
Thomas Lopp
President, Chief Operations Officer and Chief Financial Officer

Date: February 26, 2018

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